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                                                                  EXHIBIT 10.8.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          The undersigned parties hereby agree to amend the Employment Agreement, dated as January 1, 1998 (the "Employment Agreement"), between Periscope Sportswear, Inc. (the "Company") and Glenn Sands (the "Executive") as follows:

          (a) Section 1 of the Employment Agreement is amended and restated to read as follows:

          "1. Term of Agreement. Subject to the terms and conditions hereof, the
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term of employment of the Executive under this Employment Agreement shall be for the period commencing on January 1, 1998 (the "Commencement Date") and terminating on December 31, 2002, unless sooner terminated as provided in accordance with the provisions of Section 6 hereof; provided, however, that the Company shall have the option to extend the Executive's employment hereunder for two additional one year periods (each, an "Extension Period") by giving the Executive written notice of its exercise of such option no less than 90 days prior to the expiration of the then current term. (Such term of employment is herein sometimes called the "Employment Term".)"

          (b) Section 9 of the Employment Agreement is amended and restated to read as follows:

          "9. Covenants Not to Compete. (a) During the Covered Period (as
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defined below), the Executive shall not any where in North America, directly or indirectly, with or without compensation, engage in, be employed by or control, advise, manage, finance or receive any economic benefit from, or have any interest (whether as a shareholder, director, officer, employee, subcontractor, partner, consultant, agent or otherwise) in, any business, company, firm or other entity which is engaged in, or conducts activities substantially similar to or likely to be competitive with the business of the Company as conducted from the Commencement Date until the date of termination of this Agreement (the "Competitive Business"); provided, however, that nothing herein shall prohibit the Executive from owning not more than five (5%) percent of the outstanding stock of any publicly held corporation. Without limiting the foregoing, during the Covered Period, the Executive shall not, in competition with the Competitive Business, (A) solicit or deal with any supplier, contractor or customer of the Company; (B) seek to persuade any employee of the Company or any of its subsidiaries or divisions to discontinue his or her status or employment therewith; or (C) hire or retain any employee of the Company or any of its subsidiaries or divisions.

          (b) For purposes of this Employment Agreement, the "Covered Period" shall extend (i) from the Commencement Date until the date of termination of this Agreement and for a period of three (3) years thereafter, if the Executive shall terminate his employment with the Company, without cause, at any time during the Employment Term (including during any Extension Period); or (ii) from the Commencement Date until the date of termination of this Agreement and for a period of one (1) year thereafter, if the Company shall exercise its option
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to extend the Executive's employment hereunder for an Extension Period and the
Executive shall determine not to so extend his employment with the Company.

               (c) If the Executive shall continue to be employed by the Company through December 31, 2004, the provisions of Section 9(a) above shall not apply and, lieu thereof, the Executive agrees that, from the Commencement Date until the date of termination of this Agreement and for a period of one (1) year thereafter, the Executive shall not any where in North America, directly or indirectly, on behalf of any business, company, firm or other entity which is engaged in, or conducts activities substantially similar to or likely to be competitive with the business of the Company as conducted from the Commencement Date until the date of termination of this Agreement, (A) seek to persuade any employee of the Company or any of its subsidiaries or divisions to discontinue his or her status or employment therewith; or (B) hire or retain any employee of the Company or any of its subsidiaries or divisions.

               (d) In the event that the provisions of this Section 9 should ever be deemed to exceed the time or geographic limitations or any other limitations permitted by applicable law, then such provisions shall be deemed amended to the maximum permitted by applicable law. The Executive specifically acknowledges and agrees that (x) the remedy at law for any breach of the foregoing covenants will be inadequate, and (y) the Company, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief in the event the Executive violates the provisions of this
Section 9."

Dated:  December 11, 1998

                                        PERISCOPE SPORTSWEAR, INC.



                                        By: /s/ Scott Pianin
                                           --------------------------
                                          Name:  Scott Pianin
                                          Title: V.P.

                                        /s/ Glenn Sands
                                        -----------------------------
                                             Glenn Sands